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                                                              Pool II
                                                              Loan Nos. V_04078
                                                                        V_03163
                                                                        V_04071

                                    GUARANTY


         THIS GUARANTY ("GUARANTY") is executed as of July ___, 1999, by HORIZON GROUP PROPERTIES, INC., a Maryland corporation (hereinafter referred to as "GUARANTOR"), for the benefit of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation ("LENDER").

         A. Gretna, Sealy, Traverse City Outlet Centers, L.L.C., a Delaware limited liability company ("BORROWER"), is indebted to Lender with respect to
(I) a loan (hereinafter referred to as the "GRETNA LOAN") to the Borrower in the maximum principal sum of SEVEN MILLION FOUR HUNDRED EIGHTY-FIVE THOUSAND AND NO/100 DOLLARS ($7,485,000.00), which Gretna Loan is evidenced by that certain note, dated the date hereof (hereinafter referred to as the "GRETNA NOTE") given by the Borrower, as maker, to Lender, as payee; (ii) a loan (hereinafter referred to as the "SEALY LOAN") to the Borrower in the maximum principal sum of ELEVEN MILLION ONE HUNDRED FIFTEEN THOUSAND AND NO/100 DOLLARS ($11,115,000.00), which Sealy Loan is evidenced by that certain note, dated the date hereof (hereinafter referred to as the "SEALY NOTE") given by the Borrower, as maker, to Lender, as payee; and (iii) a loan (hereinafter referred to as the "TRAVERSE CITY LOAN") to the Borrower in the maximum principal sum of FIVE MILLION TWO HUNDRED FIVE THOUSAND AND NO/100 DOLLARS ($5,205,000.00), which Traverse City Loan is evidenced by that certain note, dated the date hereof (hereinafter referred to as the "TRAVERSE CITY NOTE") given by the Borrower, as maker, to Lender, as payee. The Gretna Loan, Sealy Loan and Traverse City Loan are collectively referred to herein as the "LOANS," and the Gretna Note, the Sealy Note and the Traverse City Note, together with all extensions, renewals, modifications, substitutions and amendments thereof are collectively referred to herein as the "NOTES"). The Notes are secured by the liens and security interests created by those certain mortgages and deeds of trust, as more particularly described in the Notes, of even date herewith (collectively, the "SECURITY INSTRUMENTS"), and further evidenced, secured or governed by the other Loan Documents (as defined in the Notes); and

         B. Lender is not willing to make the Loans, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as hereinafter defined); and

         C. Guarantor is the owner of a direct or indirect interest in Borrower, and Guarantor

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will directly benefit from Lender's making the Loans to Borrower.

         NOW, THEREFORE, as an inducement to Lender to make the Loans to Borrower thereunder, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE I
                          NATURE AND SCOPE OF GUARANTY

         Section 1.1 GUARANTY OF OBLIGATIONS. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender (and its successors and assigns), jointly and severally, the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable, jointly and severally, for the Guaranteed Obligations as a primary obligor, and that Guarantor shall fully perform, jointly and severally, each and every term and provision hereof.

         Section 1.2 DEFINITION OF GUARANTEED OBLIGATIONS. As used herein, the term "GUARANTEED OBLIGATIONS" shall be deemed to include, and Guarantor shall also be liable for, and shall indemnify, defend and hold Lender harmless from and against, any and all Losses (as hereinafter defined) incurred or suffered by Lender and arising out of or in connection with the matters listed below:

             the application or misappropriation of Rents (as defined in the Security Instruments) not in accordance with the Loan Documents;

             the application or misappropriation of insurance proceeds or condemnation awards not in accordance with the Loan Documents;

             Borrower's failure to return or to reimburse Lender for all material personal property (as described in the Security Instruments) taken from the Property (as defined in the Security Instruments) by or on behalf of Borrower and not replaced with personal property of the same utility and of the same or greater value;

             any act of actual waste or arson by Borrower, any principal, affiliate, general partner or member thereof or by any indemnitor (as described in the Security Instruments) or any Guarantor;

             any fees or commissions paid by Borrower to any principal, affiliate, general partner or member of Borrower, any indemnitor or any Guarantor in violation of the terms of this Guaranty, the Security Instruments or the other Loan Documents; or

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             Borrower's failure to comply with the provisions of SECTION
16.02 of the Security Instruments.

         In addition, in the event (I) of any fraud, willful misconduct or intentional material misrepresentation by Borrower, its general partners, if any, its members, if any, any affiliated property manager or by any Guarantor or Indemnitor in connection with the Loans, (ii) of Borrower's (excluding actions taken by a trustee appointed during an involuntary bankruptcy) breach or default under SECTIONS 2.02(g), 9.01, OR 9.02 of each of the Security Instruments, or (iii) the Property or any part thereof becomes an asset in a voluntary bankruptcy or voluntary insolvency proceeding, then the Guaranteed Obligations shall also include the unpaid balance of the Debt (as defined in the Security Instruments).

         For purposes of this Guaranty, the term "LOSSES" includes any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense).

         Section 1.3 NATURE OF GUARANTY. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance, is joint and several and is not a guaranty of collection. This Guaranty shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Notes and shall not be discharged by the assignment or negotiation of all or part of the Notes.

         Section 1.4 GUARANTEED OBLIGATIONS NOT REDUCED BY OFFSET. The Notes, the Guaranteed Obligations, and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

         Section 1.5 PAYMENT BY GUARANTOR. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment,

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protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

         Section 1.6 NO DUTY TO PURSUE OTHERS. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce this Guaranty against Guarantor, first to (I) institute suit or exhaust its remedies against Borrower or others liable on the Loans or the Guaranteed Obligations or any other person,
(ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Loans, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loans, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

         Section 1.7 WAIVERS. Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (I) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Notes or of any other Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Property, (v) the occurrence of any breach by Borrower or Event of Default, (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof,
(vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

         Section 1.8 PAYMENT OF EXPENSES. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this section shall survive the payment and performance of the Guaranteed Obligations.

         Section 1.9 EFFECT OF BANKRUPTCY. In the event that, pursuant to any

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insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

         Section 1.10 DEFERMENT OF RIGHTS OF SUBROGATION, REIMBURSEMENT AND CONTRIBUTION.

                  (a) Notwithstanding any payment or payments made by Guarantor hereunder, Guarantor will not assert or exercise any right of Lender or of such Guarantor against Borrower to recover the amount of any payment made by such Guarantor to Lender by way of subrogation, reimbursement, contribution, indemnity, or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower, whether or not the obligations of Borrower have been satisfied, all of such rights being herein expressly waived by Guarantor. Guarantor agrees not to seek contribution or indemnity or other recourse from any other guarantor. If any amount shall nevertheless be paid to Guarantor by Borrower or another guarantor prior to payment in full of the Obligations (hereinafter defined), such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law.

                  (b) Notwithstanding the provisions of SECTION 1.10(a), each Guarantor shall have and be entitled to (1) all rights of subrogation otherwise provided by applicable law in respect of any payment it may make or be obligated to make under this Guaranty and (2) all claims it would have against any other Guarantor in the absence of SECTION 1.10(a) and to assert and enforce same, in each case on and after, but at no time prior to, the date (the "SUBROGATION TRIGGER DATE") which is 91 days after the date on which all sums owed to Lender under the Loan Documents (the "OBLIGATIONS") have been paid in full, if and only if (x) no Event of Default of the type described in SECTION 13.01(h) or SECTION 13.01(I) of the Security Instruments with respect to Borrower or any other Guarantor has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and (y) the existence of each Guarantor's rights under this SECTION 1.10(b) would not make such Guarantor a creditor (as defined in the Bankruptcy Code, as such term is hereinafter defined) of Borrower or any other Guarantor in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

         1.11 BANKRUPTCY CODE WAIVER. It is the intention of the parties that the Guarantor shall not be deemed to be a "creditor" or "creditors" (as defined in Section 101 of the

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United States Bankruptcy Code [the "BANKRUPTCY CODE"]) of Borrower, or any
other guarantor, by reason of the existence of this Guaranty, in the event that Borrower or any other guarantor, becomes a debtor in any proceeding under the Bankruptcy Code, and in connection herewith, Guarantor hereby waives any such right as a "creditor" under the Bankruptcy Code. This waiver is given to induce Lender to make the Loans evidenced by the Notes to Borrower. After the Loans are paid in full and there shall be no obligations or liabilities under this Guaranty outstanding, this waiver shall be deemed to be terminated.

         1.12 "BORROWER." The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

                                    ARTICLE 2
                      EVENTS AND CIRCUMSTANCES NOT REDUCING
                     OR DISCHARGING GUARANTOR'S OBLIGATIONS


         Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

         Section 2.1 MODIFICATIONS. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, Notes, Loan Documents, or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

         Section 2.2 ADJUSTMENT. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.

         Section 2.3 CONDITION OF BORROWER OR GUARANTOR. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

         Section 2.4 INVALIDITY OF GUARANTEED OBLIGATIONS. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (I) the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof, is ultra vires,
(iii) the officers or representatives executing the Notes or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Notes or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

         Section 2.5 RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

         Section 2.6 OTHER COLLATERAL. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

         Section 2.7 RELEASE OF COLLATERAL. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

         Section 2.8 CARE AND DILIGENCE. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (I) to take or prosecute any action for the collection of any of the Guaranteed Obligations, or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

         Section 2.9 UNENFORCEABILITY. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

         Section 2.10 MERGER. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

         Section 2.11 PREFERENCE. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

         Section 2.12 OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

         To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

         Section 3.1 BENEFIT. Guarantor is an affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

         Section 3.2 FAMILIARITY AND RELIANCE. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Notes or Guaranteed Obligations; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

         Section 3.3 NO REPRESENTATION BY LENDER. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

         Section 3.4 GUARANTOR'S FINANCIAL CONDITION. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

         Section 3.5 LEGALITY. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

         Section 3.6 SURVIVAL. All representations and warranties made by Guarantor herein shall survive the execution hereof.

         Section 3.7 REVIEW OF DOCUMENTS. Guarantor has examined the Notes and all of the Loan Documents.

         Section 3.8 LITIGATION. Except as otherwise disclosed to Lender, there are no proceedings pending or, so far as Guarantor knows, threatened before any court or administrative agency which, if decided adversely to Guarantor, would materially adversely affect the financial condition of Guarantor or the authority of Guarantor to enter into, or the validity or enforceability of this Guaranty.

         Section 3.9 TAX RETURNS. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

                                    ARTICLE 4
                      SUBORDINATION OF CERTAIN INDEBTEDNESS

         Section 4.1 SUBORDINATION OF ALL GUARANTOR CLAIMS. As used herein, the term "GUARANTOR CLAIMS" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include, without limitation, all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations to the extent the provisions of SECTION 1.10 hereof are unenforceable. Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Notes after the commencement of a proceeding by or against Borrower under the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Sections 101 ET SEQ., and the regulations adopted and promulgated pursuant thereto (collectively, the "BANKRUPTCY CODE") which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.

         Section 4.2 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that portion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

         Section 4.3 PAYMENTS HELD IN TRUST. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

         Section 4.4 LIENS SUBORDINATE. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (I) exercise or enforce any creditor's right it may have against Borrower, or
(ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

                                    ARTICLE 5
                                  MISCELLANEOUS

         Section 5.1 WAIVER. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         Section 5.2 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (I) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged,
(ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

         GUARANTOR:                 Horizon Group Properties, Inc.
                                    77 West Wacker Drive, Suite 4200

                                    Chicago, Illinois 60601
                                    Attention:  General Counsel

         WITH A COPY TO:            Winston & Strawn
                                    35 West Wacker Drive
                                    Chicago, Illinois 60601
                                    Attention:  Howard Kruse, Esq.

         LENDER:                    Morgan Guaranty Trust Company of New York
                                    60 Wall Street
                                    New York, New York 10260-0060
                                    Attention:  Nancy Alto, Commercial Mortgage
                                                Finance Group Loan Servicing
                                    Facsimile No.: (212) 648-5274

         WITH A COPY TO:            Womble Carlyle Sandridge & Rice, PLLC
                                    3500 One Atlantic Center
                                    1201 West Peachtree Street
                                    Atlanta, Georgia 30309
                                    Attention:  James H. Thompson, Esq.
                                    Facsimile No.: (404) 888-7490

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 5.2, the term "BUSINESS DAY" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

         Any party by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

         Section 5.3  GOVERNING LAW; JURISDICTION.

                  (A) THIS GUARANTY WAS NEGOTIATED IN THE STATE OF ILLINOIS, AND MADE BY GUARANTOR AND ACCEPTED BY LENDER IN THE STATE OF ILLINOIS, AND THE PROCEEDS OF THE NOTES WERE DISBURSED IN THE STATE OF ILLINOIS, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE

(WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY AND THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

                  (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF CHICAGO, COOK COUNTY, ILLINOIS, AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.


         Section 5.4. INVALID PROVISIONS. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

         Section 5.5 AMENDMENTS. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

         Section 5.6 PARTIES BOUND; ASSIGNMENT. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

         Section 5.7 HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

         Section 5.8 RECITALS. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered PRIMA FACIE evidence of the facts and documents referred to therein.

         Section 5.9 COUNTERPARTS. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

         Section 5.10 RIGHTS AND REMEDIES. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         Section 5.11 ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

         Section 5.12 WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE SECURITY INSTRUMENTS, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION

THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

         EXECUTED as of the day and year first above written.

                                   GUARANTOR:

                                   HORIZON GROUP PROPERTIES, INC., a
                                   Maryland corporation



                                   By:_________________________________________
                                   Name:_______________________________________

                                   Title:______________________________________